Exhibit 10.25(f)

                                 AMENDMENT No. 5


     AMENDMENT AGREEMENT No. 5 dated as of October 28, 1998 among FINLAY ENTERPRISES, INC. a Delaware corporation (the "Parent"), FINLAY FINE JEWELRY CORPORATION, a Delaware corporation (the "Company"), the lenders named herein and signatory hereto (the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, as agent (the "Agent"), for the Lenders.

                              W I T N E S S E T H :

     WHEREAS, the Parent, the Company, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement dated as of September 11, 1997 (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and;

     WHEREAS, subject to the terms and conditions contained herein the parties hereto desire to amend certain provisions of the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     2. Amendments to Credit Agreement. The Credit Agreement shall be amended as follows upon the Effective Date (as defined herein):

    (a) Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of "Borrowing Base", "Tranche 1 Advance" and "Tranche 2 Advance" respectively contained therein and to add the following definitions in lieu thereof:

     "Borrowing Base" shall mean, at any time, the sum of (i) an amount equal to sixty percent (60%) of the aggregate value (lower of cost (on a specific identification or first-in-first-out basis consistent with the Company's practices) and current market value) of Eligible Inventory plus (ii) an amount equal to eighty-five percent (85%) of the Net Amount of Eligible Receivables; in each case as indicated on the most recent weekly Borrowing Base Certificate delivered to the Agent by the Company as of such time, unless a more recent Borrowing Base Certificate has been requested by the Agent and delivered by the Company to the Agent, in which case as indicated on such more recent Borrowing Base Certificate. Notwithstanding the foregoing, for the purposes of making any Tranche 1 Advance, the reference to sixty percent contained in clause (i) hereof shall be replaced with an amount from sixty and one one-hundredth percent (60.01%) up to and including sixty-five percent (65.00%), and for the purposes of making any Tranche 2 Advance, the reference to sixty percent contained in clause (i) hereof shall be replaced with an amount from sixty-five and one one-hundredth percent (65.01%) up to and including seventy percent (70.00%). In no event shall any Borrowing Base be attributable to Foreign Inventory and Foreign Receivables.

     The Agent reserves the right to adjust the Borrowing Base in its reasonable judgment by revising standards of eligibility, establishing reserves, and/or subject to the following sentence increasing or decreasing from time to time the percentages set forth above, in which case "Borrowing Base" shall be defined to include such revisions, reserves or altered percentages. Notwithstanding the foregoing, any increase in the percentages set forth above shall require the consent of the Majority Lenders.

     "Tranche 1 Advance" shall mean any Acquisition Facility Advance made based upon a Borrowing Base comprised of 60.01% to 65.00% of Eligible Inventory and 85% of Eligible Receivables as provided herein.

     "Tranche 2 Advance" shall mean any Acquisition Facility Advance made based upon a Borrowing Base comprised of 65.01% to 70.00% of Eligible Inventory and 85% of Eligible Receivables and as provided herein.

    (b) Section 8.17(d) of the Credit Agreement is hereby deleted in its entirety, effective as of the date hereof.

    (c) Section 8.1(i) of the Credit Agreement is hereby amended to delete the reference to "February 15" contained therein and to substitute "March 1" in lieu thereof.

    (d) Section 8.1(p) of the Credit Agreement is hereby amended in its entirety to read as follows:

     "(p) (x) On the Closing Date, (y) not later than Monday, 12:00 noon (New York time) of each week, and (z) within three (3) days following the written request of the Agent, a certificate dated Friday of the previous week just ended (or with respect to a request made under clause (z) above, an estimated certificate dated the date of delivery) from the Company, in each case substantially in the form of Exhibit 8.1(p) hereto, each such certificate to be signed by the Designated Officer of the Company (each such certificate, a "Borrowing Base Certificate"). The delivery of the Borrowing Base Certificate pursuant to clause (y) of this Section 8.1(p) shall be accompanied by the following, each of which shall be in form, scope and substance satisfactory to the Agent, (i) a copy of the receivables aging trial balances of the Company and each of its Subsidiaries as of the end of the prior month, together with an accounts receivable reconciliation to the Borrowing Base Certificate date, and
(ii) a schedule of Eligible Inventory, valued at the lesser of cost (on a specific identification basis) or current market value and setting forth the locations of all such Eligible Inventory (which may be done by reference to the computer information to which the Agent has on-line access to the extent required by Section 8.7(b) hereof), including, without limitation, Domestic Inventory in transit and Domestic Inventory not in the possession of the Company and the name of the Person in possession thereof. In addition to the foregoing, each Borrowing Base Certificate shall set forth (or shall be accompanied by a certificate of a Designated Officer of the Company setting forth) the aggregate unpaid principal balance of all loans or advances from the Company to Sonab at such time."

    (e) Exhibit A to the Credit Agreement is hereby amended in its entirety to read as set forth on Exhibit A hereto.

     3. Representations and Warranties. Each of the Parent and the Company represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

     (a) Each of the Parent and the Company has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

     (b) This Amendment has been duly executed and delivered by the Parent and the Company and the acknowledgement attached hereto has been duly executed and delivered by each Subsidiary. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of the Parent and the Company, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

     (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect or where the failure to obtain such consent, approval, license or authorization would not result in a Material Adverse Effect.

     (d) After giving effect to this Amendment, each of the Company and the Parent is in compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the other Loan Documents.

     (e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

     (f) All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

     4. Effective Date. The amendments to the Credit Agreement contained herein shall not become effective (the "Effective Date") until (i) this Amendment has been duly executed and delivered by the Company, the Parent and the Majority Lenders and (ii) the acknowledgement attached hereto shall have been executed and delivered by each of the Subsidiaries.

     5. Expenses. The Company agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     6. Continued Effectiveness. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Amendment. Each of the Company and the Parent hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

     7. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

     IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first written above.


                                          FINLAY ENTERPRISES, INC.



                                          By:  /s/ Bruce Zurlnick
                                               ---------------------------------
                                               Name:  Bruce Zurlnick
                                               Title: Treasurer


                                          FINLAY FINE JEWELRY CORPORATION



                                          By:  /s/ Bruce Zurlnick
                                               ---------------------------------
                                               Name:  Bruce Zurlnick
                                               Title: Vice President & Treasurer


                                          GENERAL ELECTRIC CAPITAL CORPORATION,
                                          Individually and as Agent



                                          By:  /s/ James P. Hogan
                                               ---------------------------------
                                               Name:  James P. Hogan
                                               Title: Vice President

                                          FLEET PRECIOUS METALS INC.


                                          By:  /s/ Richard Seufert
                                               ---------------------------------
                                               Name:  Richard Seufert
                                               Title: Vice President

                                          By:  /s/ Anthony J. Capuano
                                               ---------------------------------
                                               Name:  Anthony J. Capuano
                                               Title: Senior Vice President


                                          THE CHASE MANHATTAN BANK

                                          By:  /s/ Michael W. Stevenson
                                               ---------------------------------
                                               Name:  Michael W. Stevenson
                                               Title: Vice President

                                           GOLDMAN SACHS CREDIT PARTNERS L.P.



                                           By:  /s/ Authorized signatory
                                                --------------------------------
                                                Name:
                                                Title:


                                           ABN AMRO BANK N.V.



                                           By:
                                                --------------------------------
                                                Name:
                                                Title:


                                           By:
                                                --------------------------------
                                                Name:
                                                Title:


                                           BANK LEUMI



                                           By:  /s/ Kenneth Lipke
                                                --------------------------------
                                                Name:  Kenneth Lipke
                                                Title: Vice President


                                           By:  /s/ Authorized signatory
                                                --------------------------------
                                                Name:
                                                Title: Assistant Vice President


                                           TRANSAMERICA BUSINESS CREDIT
                                              CORPORATION



                                           By:  ________________________________
                                                Name:
                                                Title:

Each of the Guarantors, by signing below, confirms in favor of the Agent and the Lenders that it consents to the terms and conditions of the foregoing Amendment No. 5 to the Amended and Restated Credit Agreement and agrees that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities under its respective Guaranty and that all terms of such Guaranty shall continue in full force and effect, subject to the terms thereof.


FINLAY JEWELRY, INC.



By: /s/ Bruce Zurlnick
    ---------------------------------
    Name:  Bruce Zurlnick
    Title: Treasurer


SONAB HOLDINGS, INC.



By: /s/ Bruce Zurlnick
    ---------------------------------
    Name:  Bruce Zurlnick
    Title: Treasurer


SONAB INTERNATIONAL, INC.



By: /s/ Bruce Zurlnick
    ---------------------------------
    Name:  Bruce Zurlnick
    Title: Treasurer


SOCIETE NOUVELLE D'ACHAT DE BIJOUTERIE - S.O.N.A.B.



By: /s/ Bruce Zurlnick
    ---------------------------------
    Name:  Bruce Zurlnick
    Title: Attorney-in-fact


FINLAY MERCHANDISING & BUYING, INC.




By: /s/ Bruce Zurlnick
    ----------------------------------
    Name:  Bruce Zurlnick
    Title: Vice President & Treasurer

                                    EXHIBIT A
               LENDERS, COMMITMENTS AND INITIAL EURODOLLAR OFFICES


                                             Revolving
Lender and Initial                           Commitment
Eurodollar Office                              Amount                     %
-----------------                           ------------               -------

General Electric                            $91,666,667                33.333%
Capital
Corporation
201 High Ridge Road
Stamford, CT  06927

Fleet Precious Metals Inc.                  $61,111,111                22.222%
111 Westminster Street
Providence, Rhode Island 02903

Goldman Sachs Credit Partners, L.P.         $20,000,000                 7.272%
85 Broad Street
New York, New York 10004

The Chase Manhattan Bank                    $30,555,556                11.111%
111 West 40th Street, 10th Floor
New York, New York 10018

Bank Leumi USA                              $12,222,222                 4.444%
562 Fifth Avenue
New York, New York 10036


ABN AMRO Bank, N.V.                         $30,555,556                11.111%
 (New York Branch)
500 Park Avenue
New York, New York 10022

Transamerica Business Credit               $28,888,889                 10.505%
  Corporation
555 Theodore Freund Avenue
Suite C-301
Rye, New York 10580

                                             Revolving
                                              Sublimit
                                            Commitment1                   %
                                           ------------                ------

General Electric                           $8,333,333                  33.333%
Capital
Corporation
201 High Ridge Road
Stamford, CT  06927


Fleet Precious Metals Inc.                 $5,555,556                  22.222%
111 Westminster Street
Providence, Rhode Island 02903

Goldman Sachs Credit Partners L.P.         $1,818,182                   7.272%
85 Broad Street
New York, New York 10004

The Chase Manhattan Bank                   $2,777,778                  11.111%
111 West 40th Street

Bank Leumi USA                             $1,111,111                   4.444%
562 Fifth Avenue
New York, New York 10036


ABN AMRO Bank, N.V.                        $2,777,778                  11.111%
 (New York Branch)
500 Park Avenue
New York, New York 10022

Transamerica Business Credit               $2,626,263                  10.505%
  Corporation
555 Theodore Freund Avenue
Suite C-301
Rye, New York 10580





_____________________
1. As such amount may vary pursuant to the definition of Parent Revolving Credit Facility Sublimit Commitment.